Supplement Dated October 3, 1996,
to Prospectus Dated May 1, 1996
Kansas City Life Variable Life Separate Account
Variable Universal Life Contract
Texas

For contracts sold in the state of Texas, the prospectus is supplemented as follows:

The second sentence of the second paragraph of Premiums (page18) is deleted and replaced with the following:

     Kansas City Life has the right to limit the amount of such premium payments.

The second sentence of the first paragraph of Premium
Allocations and Crediting (page 20) is deleted and replaced with the following:

     The sum of your allocations must equal 100%.

The first sentence of the fifth paragraph of the Changes in Specified Amount section which begins on page 30 is deleted and replaced with following:

     An increase in the Specified Amount must be at least
     $100,000 for ages 0-49 and $50,000 for ages 50-80 and an
     application must be submitted.

The following additional paragraph is added to Surrendering the Contract for Cash Surrender Value (page 33):

     If a surrender is requested within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed
     Account on that anniversary, less any policy loans or partial withdrawals made on or after such Anniversary.